TRADEMARK/SERVICE MARK             MARK (Word(s) and/or       CLASS NO.
APPLICATION, PRINCIPAL             Design)                    (if known)
REGISTER WITH DECLARATION

                                   YOOHOO

TO THE ASSISTANT COMMISSIONER FOR TRADEMARKS
APPLICANT'S NAME:  Raguel , Inc.

APPLICANT'S ENTITY TYPE:  (Check one and supply requested informatioin)

      Individual - Citizen of (Country)

      Partnership - State where organized (Country, if appropriate):____________

      Names and Citizenship (Country) of General Partners:______________________

      Corporation - State (Country, if appropriate) of Incorporation: Nevada Corporation

      Other (Specify Nature of Entity and Domicile)

GOODS AND/OR SERVICES

Applicant requests registration of the trademark/service mark shown in the accompanying drawing in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. 1051 et. seq., as amended) for the following goods/services (SPECIFIC GOODS AND/OR SERVICES MUST BE INSERTED HERE):

perfume, cologne, talc and lotions

BASIS FOR APPLICATION: (Check boxes which apply, but never both the first AND second boxes, and supply requested information related to each box checked).

[] Applicant is using the mark in commerce on or in connection with the above identified goods/services (15 U.S.C. 1051(a), as amended) Three specimens showing the mark as used in commerce are submitted with this application.
      o Date of first use of the mark in commerce which the U.S. Congress may regulate (for example, interstate or between the U.S. and a foreign country): 10/23/99
      o Specify the type of commerce: interstate (for example: interstate or between the U.S. and a specified foreign country)
      o Date of first use anywhere (the same as or before use in commerce date): 10/1/99
      o Specify intended manner or more of use of mark on or in connection with the goods/services the goods, and advertising and marketing materials associated (for example, trademark is applied to labels, service mark is used in advertisements)

[] Applicant has a bona fide intention to use the mark in commerce on or in connection with the above identified goods/services (15 U.S.C. 1051(b), as amended)
      o Specify manner or mode of use of mark on or in connection with the goods/services:

            -----------------------------------------------------
            (for example: trademark will be applied, service mark will be used in advertisements)

[] Applicant has a bona fide intention to use the mark in commerce or in connection with the above identified goods/services, and asserts a claim of priority based upon a foreign application in accordance with 15 U.S.C. 1126(d) as amended

      o     Country of foreign filing: __________
      o     Date of foreign filing:______________

[] Applicant has a bona fide intention to use the mark in commerce on or in connection with the above identified goods/services and, accompanying this application, submits a certification or certified copy of a foreign registration in accordance with 15 U.S.C. 1126(e), as amended.

      o     Country of registration: ____________
      o     Registration number: ________________

               NOTE: Declaration, on Reverse Side, MUST be Signed.